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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directions of
Centura Banks, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the joint proxy statement-prospectus.

                                            /s/ KPMG LLP
                                            KPMG LLP

Raleigh, North Carolina
December 6, 1999